EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND

Supplement to Summary Prospectus dated February 1, 2016
as revised February 12, 2016 and

Supplement to Prospectus dated February 1, 2016

Effective October 31, 2016, Richard B. England, a portfolio manager of Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”), intends to retire from Atlanta Capital Management Company, LLC, sub-adviser to the Fund.  Accordingly, on such date, all references to Mr. England in the Summary Prospectus and Prospectus are hereby deleted.

August 11, 2016	22759 8.11.16